                                    EXHIBIT 9

                        ILLUSTRATIONS OF ACCOUNT VALUES,
                              SURRENDER VALUES AND
                                 DEATH BENEFITS


   The following tables have been prepared to help show how values under Single Life and Survivorship Contracts change with investment experience. The tables illustrate how Account Values, Surrender Values, and Death Benefits under a Contract issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return on the Portfolios' assets were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Account Values, Surrender Values and Death Benefits may be different.

   The amounts shown for the Account Value, Surrender Value and Death Benefit as of each Contract Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after-tax return on the assets held in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Sub-Accounts. The values shown reflect a daily charge to the Sub-Accounts of 1.65% of average daily net assets to compensate Liberty Life for its expenses incurred and for assuming mortality and expense risks under the Contracts. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.79%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.04%. Liberty Life anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

   The tables also reflect applicable charges including an annual Contract Fee of $30.00 per year, and monthly charges for providing insurance protection. However, no Contract Fee is deducted in any year in which the Account Value exceeds $50,000. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. The current cost of insurance charge for Single Life Contracts, Standard class (NT) is equal to the lesser of (a) 0.45% annually of the Account Value or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Contracts, Standard class (NT) is equal to the lesser of (a) 0.15% annually of the Account Value or (b) the guaranteed cost of insurance charge. After deduction of these amounts (other than the cost of insurance charges), hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to approximate net annual investment rates of return of B0.79%, 5.21% and 11.21%, respectively. Guaranteed cost of insurance rates vary by issue age (or attained age in the case of increases in Initial Death Benefit), sex, rating class and Contract Year and, therefore, cost of insurance charges are not reflected in the approximate net annual investment rate of return stated above.

   The tables illustrate the Account Values, Surrender Values, and Death Benefits that would result based upon the hypothetical investment rates of return if no Payment other than the indicated initial Payment is paid, if the entire initial Payment is allocated to the Variable Account, and if no Contract loans are taken. The tables also assume that no partial withdrawals or transfers have been made.

   Values are shown for Contracts which are issued to standard class Insureds. Values for Contracts issued on a basis involving a higher mortality risk would result in lower Account Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable guaranteed rate structure than males.

   Where the Surrender Value shown in an illustration is zero, the Death Benefit shown is the Minimum Guaranteed Death Benefit. If a Contract Loan is outstanding in this situation, the Contract may lapse in accordance with the Grace Period provisions.

   The tables reflect the fact that no charges for Federal, state or other income taxes are currently made against the Variable Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

   Upon request, Liberty Life will furnish a comparable illustration based on the proposed Insured's age, sex, underwriting classification, proposed initial Payment, and any available agreements requested.


                                                 SINGLE LIFE
                             MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                                    MALE STANDARD NON-TOBACCO ISSUE AGE 65
                                           $30,000 INITIAL PAYMENT
                                        $60,477 INITIAL DEATH BENEFIT
                                     VALUES--GUARANTEED COST OF INSURANCE



          SINGLE         0% HYPOTHETICAL             6% HYPOTHETICAL              12% HYPOTHETICAL
          PAYMENT     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
           PLUS
CONTRACT INTEREST  ACCOUNT  SURRENDER  DEATH    ACCOUNT  SURRENDER  DEATH     ACCOUNT    SURRENDER    DEATH
  YEAR    AT 5%     VALUE     VALUE   BENEFIT     VALUE     VALUE  BENEFIT      VALUE     VALUE      BENEFIT
  ----    -----     -----     -----   -------     -----     -----  -------      -----     -----      -------

   1     31,500     29,174    26,249   60,477    30,962    28,037   60,477     32,750     29,825     60,477
   2     33,075     28,226    25,376   60,477    31,895    29,045   60,477     35,784     32,934     60,477
   3     34,729     27,176    24,401   60,477    32,829    30,054   60,477     39,186     36,411     60,477
   4     36,465     26,008    23,758   60,477    33,764    31,514   60,477     43,025     40,775     60,477
   5     38,288     24,701    22,526   60,477    34,696    32,521   60,477     47,382     45,207     60,477
   6     40,203     23,218    21,718   60,477    35,612    34,112   60,477     52,359     50,859     60,477
   7     42,213     21,534    20,109   60,477    36,514    35,089   60,477     58,016     56,591     64,398
   8     44,324     19,615    19,615   60,477    37,399    37,399   60,477     64,321     64,321     70,110
   9     46,540     17,396    17,396   60,477    38,252    38,252   60,477     71,347     71,347     76,341
  10     48,867     14,817    14,817   60,477    39,068    39,068   60,477     79,193     79,193     83,152
  11     51,310     11,809    11,809   60,477    39,842    39,842   60,477     87,978     87,978     92,377
  12     53,876      8,291     8,291   60,477    40,573    40,573   60,477     97,711     97,711    102,596
  13     56,569      4,166     4,166   60,477    41,259    41,259   60,477    108,490    108,490    113,914
  14     59,398          0         0   60,477    41,896    41,896   60,477    120,421    120,421    126,442
  15     62,368          0         0   60,477    42,476    42,476   60,477    133,619    133,619    140,300
  16     65,486          0         0   60,477    42,985    42,985   60,477    148,207    148,207    155,618
  17     68,761          0         0   60,477    43,400    43,400   60,477    164,318    164,318    172,534
  18     72,199          0         0   60,477    43,693    43,693   60,477    182,091    182,091    191,195
  19     75,809          0         0   60,477    43,823    43,823   60,477    201,675    201,675    211,758
  20     79,599          0         0   60,477    43,746    43,746   60,477    223,231    223,231    234,393
  21     83,579          0         0   60,477    43,402    43,402   60,477    246,936    246,936    259,283


                                       3

  22        87,758        0         0   60,477    42,707    42,707   60,477    272,979    272,979    286,628
  23        92,146        0         0   60,477    41,547    41,547   60,477    301,566    301,566    316,645
  24        96,753        0         0   60,477    39,754    39,754   60,477    332,919    332,919    349,565
  25       101,591        0         0   60,477    37,077    37,077   60,477    367,273    367,273    385,636
  30       129,658        0         0   60,477         0         0   60,477    609,942    609,942    616,042
  35       165,480        0         0   60,477         0         0   60,477  1,024,670  1,024,670  1,024,670


ASSUMPTIONS:

    (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

    (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

    (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

    (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

    (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                      SINGLE LIFE

                                MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                                         MALE STANDARD NON-TOBACCO ISSUE AGE 65
                                                $30,000 INITIAL PAYMENT
                                             $60,477 INITIAL DEATH BENEFIT

                                            VALUES--CURRENT COST OF INSURANCE

          SINGLE        0% HYPOTHETICAL              6% HYPOTHETICAL              12% HYPOTHETICAL
          PAYMENT    GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           PLUS
CONTRACT INTEREST   ACCOUNT SURRENDER  DEATH     ACCOUNT SURRENDER  DEATH      ACCOUNT  SURRENDER   DEATH
  YEAR    AT 5%     VALUE     VALUE   BENEFIT     VALUE     VALUE   BENEFIT     VALUE      VALUE    BENEFIT
  ----    -----     -----     -----   -------     -----     -----  -------      -----     -----      -------

   1     31,500     29,722    26,797   60,477    31,506    28,581   60,477     33,289     30,364    60,477
   2     33,075     29,417    26,567   60,477    33,055    30,205   60,477     36,905     34,055    60,477
   3     34,729     29,115    26,340   60,477    34,682    31,907   60,477     40,917     38,142    60,477
   4     36,465     28,816    26,566   60,477    36,391    34,141   60,477     45,370     43,120    60,477
   5     38,288     28,519    26,344   60,477    38,186    36,011   60,477     50,310     48,135    60,477
   6     40,203     28,225    26,725   60,477    40,071    38,571   60,477     55,826     54,326    63,083
   7     42,213     27,934    26,509   60,477    42,050    40,625   60,477     61,946     60,521    68,760
   8     44,324     27,646    27,646   60,477    44,129    44,129   60,477     68,737     68,737    74,923
   9     46,540     27,360    27,360   60,477    46,312    46,312   60,477     76,281     76,281    81,620
  10     48,867     27,077    27,077   60,477    48,605    48,605   60,477     84,705     84,705    88,940
  11     51,310     26,797    26,797   60,477    51,013    51,013   60,477     94,137     94,137    98,844
  12     53,876     26,519    26,519   60,477    53,573    53,573   60,477    104,588    104,588   109,817
  13     56,569     26,243    26,243   60,477    56,261    56,261   60,477    116,161    116,161   121,969
  14     59,398     25,971    25,971   60,477    59,103    59,103   62,059    128,972    128,972   135,420
  15     62,368     25,700    25,700   60,477    62,083    62,083   65,188    143,143    143,143   150,300
  16     65,486     25,433    25,433   60,477    65,199    65,199   68,459    158,836    158,836   166,777
  17     68,761     25,167    25,167   60,477    68,471    68,471   71,895    176,248    176,248   185,061
  18     72,199     24,905    24,905   60,477    71,907    71,907   75,502    195,570    195,570   205,349
  19     75,809     24,644    24,644   60,477    75,516    75,516   79,292    217,010    217,010   227,861
  20     79,599     24,386    24,386   60,477    79,305    79,305   83,271    240,801    240,801   252,841


                                       5

  21        83,579   24,131    24,131   60,477    83,285    83,285   87,450    267,199    267,199   280,559
  22        87,758   23,878    23,878   60,477    87,465    87,465   91,838    296,492    296,492   311,317
  23        92,146   23,627    23,627   60,477    91,854    91,854   96,447    328,996    328,996   345,446
  24        96,753   23,378    23,378   60,477    96,464    96,464  101,287    365,063    365,063   383,316
  25       101,591   23,132    23,132   60,477   101,305   101,305  106,370    405,084    405,084   425,339
  30       129,658   21,935    21,935   60,477   129,680   129,680  130,977    682,890    682,890   689,719
  35       165,480   20,792    20,792   60,477   166,193   166,193  166,193  1,152,524  1,152,524 1,152,524


ASSUMPTIONS:

    (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

    (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

    (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

    (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

    (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                                     SINGLE LIFE

                                             MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                                                       FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                                                                 $30,000 INITIAL PAYMENT
                                                             $69,417 INITIAL DEATH BENEFIT

                                                          VALUES--GUARANTEED COST OF INSURANCE


           SINGLE               0% HYPOTHETICAL                      6% HYPOTHETICAL                   12% HYPOTHETICAL
           PAYMENT          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            PLUS
CONTRACT  INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
 YEAR      AT 5%        VALUE         VALUE       BENEFIT      VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
 ----      -----        -----         -----       -------      -----       -----     -------      -----       -----     -------

   1        31,500        29,293        26,368       69,417      31,078     28,153      69,417      32,864     29,939     69,417
   2        33,075        28,491        25,641       69,417      32,144     29,294      69,417      36,014     33,164     69,417
   3        34,729        27,620        24,845       69,417      33,230     30,455      69,417      39,532     36,757     69,417
   4        36,465        26,675        24,425       69,417      34,341     32,091      69,417      43,476     41,226     69,417
   5        38,288        25,644        23,469       69,417      35,475     33,300      69,417      47,912     45,737     69,417
   6        40,203        24,510        23,010       69,417      36,628     35,128      69,417      52,918     51,418     69,417
   7        42,213        23,246        21,821       69,417      37,792     36,367      69,417      58,587     57,162     69,417
   8        44,324        21,818        21,818       69,417      38,955     38,955      69,417      65,029     65,029     70,881
   9        46,540        20,185        20,185       69,417      40,107     40,107      69,417      72,253     72,253     77,311
  10        48,867        18,304        18,304       69,417      41,239     41,239      69,417      80,311     80,311     84,327
  11        51,310        16,125        16,125       69,417      42,345     42,345      69,417      89,316     89,316     93,782
  12        53,876        13,599        13,599       69,417      43,422     43,422      69,417      99,310     99,310    104,276
  13        56,569        10,663        10,663       69,417      44,471     44,471      69,417     110,399    110,399    115,919
  14        59,398         7,243         7,243       69,417      45,486     45,486      69,417     122,697    122,697    128,832
  15        62,368         3,230         3,230       69,417      46,463     46,463      69,417     136,328    136,328    143,144
  16        65,486             0             0       69,417      47,388     47,388      69,417     151,424    151,424    158,996
  17        68,761             0             0       69,417      48,244     48,244      69,417     168,130    168,130    176,537
  18        72,199             0             0       69,417      49,008     49,008      69,417     186,598    186,598    195,928
  19        75,809             0             0       69,417      49,655     49,655      69,417     206,992    206,992    217,341
  20        79,599             0             0       69,417      50,158     50,158      69,417     229,488    229,488    240,962


                                             7


  21        83,579             0             0       69,417      50,483     50,483      69,417     254,276    254,276    266,990
  22        87,758             0             0       69,417      50,588     50,588      69,417     281,560    281,560    295,638
  23        92,146             0             0       69,417      50,410     50,410      69,417     311,557    311,557    327,135
  24        96,753             0             0       69,417      49,862     49,862      69,417     344,496    344,496    361,721
  25       101,591             0             0       69,417      48,808     48,808      69,417     380,619    380,619    399,650
  30       129,658             0             0       69,417      22,254     22,254      69,417     634,329    634,329    640,672
  35       165,480             0             0       69,417           0          0      69,417   1,065,924  1,065,924  1,065,924


ASSUMPTIONS:

   (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

   (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

   (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

   (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

   (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                                     SINGLE LIFE

                                                MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                                                        FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                                                                $30,000 INITIAL PAYMENT
                                                             $69,417 INITIAL DEATH BENEFIT

                                                            VALUES--CURRENT COST OF INSURANCE

           SINGLE               0% HYPOTHETICAL                      6% HYPOTHETICAL                   12% HYPOTHETICAL
           PAYMENT          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            PLUS
CONTRACT  INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
 YEAR      AT 5%        VALUE         VALUE       BENEFIT      VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
 ----      -----        -----         -----       -------      -----       -----     -------      -----       -----     -------

   1       31,500        29,722        26,797       69,417      31,506     28,581      69,417      33,289     30,364     69,417
   2       33,075        29,417        26,567       69,417      33,055     30,205      69,417      36,905     34,055     69,417
   3       34,729        29,115        26,340       69,417      34,682     31,907      69,417      40,917     38,142     69,417
   4       36,465        28,816        26,566       69,417      36,391     34,141      69,417      45,370     43,120     69,417
   5       38,288        28,519        26,344       69,417      38,186     36,011      69,417      50,310     48,135     69,417
   6       40,203        28,225        26,725       69,417      40,071     38,571      69,417      55,826     54,326     69,417
   7       42,213        27,934        26,509       69,417      42,050     40,625      69,417      61,969     60,544     69,417
   8       44,324        27,646        27,646       69,417      44,129     44,129      69,417      68,867     68,867     75,065
   9       46,540        27,360        27,360       69,417      46,312     46,312      69,417      76,552     76,552     81,911
  10       48,867        27,077        27,077       69,417      48,605     48,605      69,417      85,126     85,126     89,382
  11       51,310        26,797        26,797       69,417      51,013     51,013      69,417      94,706     94,706     99,441
  12       53,876        26,519        26,519       69,417      53,573     53,573      69,417     105,339    105,339    110,606
  13       56,569        26,243        26,243       69,417      56,261     56,261      69,417     117,137    117,137    122,993
  14       59,398        25,971        25,971       69,417      59,084     59,084      69,417     130,220    130,220    136,731
  15       62,368        25,700        25,700       69,417      62,049     62,049      69,417     144,722    144,722    151,958
  16       65,486        25,433        25,433       69,417      65,163     65,163      69,417     160,784    160,784    168,823
  17       68,761        25,167        25,167       69,417      68,477     68,477      71,901     178,558    178,558    187,486
  18       72,199        24,905        24,905       69,417      71,940     71,940      75,537     198,207    198,207    208,117
  19       75,809        24,644        24,644       69,417      75,550     75,550      79,328     219,936    219,936    230,933
  20       79,599        24,386        24,386       69,417      79,342     79,342      83,309     244,047    244,047    256,250


                                         9



  21       83,579        24,131        24,131       69,417      83,323     83,323      87,490     270,802    270,802    284,342
  22       87,758        23,878        23,878       69,417      87,505     87,505      91,880     300,489    300,489    315,514
  23       92,146        23,627        23,627       69,417      91,896     91,896      96,491     333,432    333,432    350,103
  24       96,753        23,378        23,378       69,417      96,508     96,508     101,333     369,985    369,985    388,484
  25      101,591        23,132        23,132       69,417     101,351    101,351     106,419     410,546    410,546    431,073
  30      129,658        21,935        21,935       69,417     129,755    129,755     131,052     692,177    692,177    699,099
  35      165,480        20,792        20,792       69,417     166,317    166,317     166,317   1,168,402  1,168,402  1,168,402


ASSUMPTIONS:

   (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

   (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

   (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

   (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

   (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                                      SURVIVORSHIP
                                                 MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                                     MALE STANDARD NON-TOBACCO ISSUE AGE 65, FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                                                                $30,000 INITIAL PAYMENT
                                                             $84,933 INITIAL DEATH BENEFIT

                                                           VALUES--GUARANTEED COST OF INSURANCE

           SINGLE               0% HYPOTHETICAL                      6% HYPOTHETICAL                   12% HYPOTHETICAL
           PAYMENT          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            PLUS
CONTRACT  INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
 YEAR      AT 5%        VALUE         VALUE       BENEFIT      VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
 ----      -----        -----         -----       -------      -----       -----     -------      -----       -----     -------

   1      31,500        29,839        26,914       84,933      31,630     28,705      84,933      33,421     30,496     84,933
   2      33,075        29,608        26,758       84,933      33,278     30,428      84,933      37,163     34,313     84,933
   3      34,729        29,328        26,553       84,933      34,972     32,197      84,933      41,294     38,519     84,933
   4      36,465        28,987        26,737       84,933      36,706     34,456      84,933      45,859     43,609     84,933
   5      38,288        28,573        26,398       84,933      38,476     36,301      84,933      50,912     48,737     84,933
   6      40,203        28,068        26,568       84,933      40,276     38,776      84,933      56,515     55,015     84,933
   7      42,213        27,449        26,024       84,933      42,097     40,672      84,933      62,743     61,318     84,933
   8      44,324        26,690        26,690       84,933      43,930     43,930      84,933      69,694     69,694     84,933
   9      46,540        25,751        25,751       84,933      45,760     45,760      84,933      77,484     77,484     84,933
  10      48,867        24,588        24,588       84,933      47,573     47,573      84,933      86,228     86,228     90,540
  11      51,310        23,150        23,150       84,933      49,358     49,358      84,933      95,983     95,983    100,782
  12      53,876        21,379        21,379       84,933      51,104     51,104      84,933     106,820    106,820    112,161
  13      56,569        19,207        19,207       84,933      52,803     52,803      84,933     118,852    118,852    124,795
  14      59,398        16,552        16,552       84,933      54,450     54,450      84,933     132,205    132,205    138,815
  15      62,368        13,307        13,307       84,933      56,034     56,034      84,933     147,012    147,012    154,362
  16      65,486         9,322         9,322       84,933      57,542     57,542      84,933     163,418    163,418    171,589
  17      68,761         4,400         4,400       84,933      58,959     58,959      84,933     181,578    181,578    190,657
  18      72,199             0             0       84,933      60,262     60,262      84,933     201,657    201,657    211,740
  19      75,809             0             0       84,933      61,429     61,429      84,933     223,830    223,830    235,021
  20      79,599             0             0       84,933      62,437     62,437      84,933     248,285    248,285    260,699
  21      83,579             0             0       84,933      63,262     63,262      84,933     275,223    275,223    288,984


                                       11


  22      87,758             0             0       84,933      63,875     63,875      84,933     304,860    304,860    320,103
  23      92,146             0             0       84,933      64,234     64,234      84,933     337,426    337,426    354,297
  24      96,753             0             0       84,933      64,281     64,281      84,933     373,167    373,167    391,825
  25     101,591             0             0       84,933      63,922     63,922      84,933     412,341    412,341    432,958
  30     129,658             0             0       84,933      46,068     46,068      84,933     687,236    687,236    694,109
  35     165,480             0             0       84,933           0          0      84,933   1,154,820  1,154,820  1,154,820

ASSUMPTIONS:

   (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

   (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

   (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

   (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

   (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                                     SURVIVORSHIP

                                                MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                                     MALE STANDARD NON-TOBACCO ISSUE AGE 65, FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                                                                $30,000 INITIAL PAYMENT
                                                             $84,933 INITIAL DEATH BENEFIT

                                                            VALUES--CURRENT COST OF INSURANCE

           SINGLE               0% HYPOTHETICAL                      6% HYPOTHETICAL                   12% HYPOTHETICAL
           PAYMENT          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            PLUS
CONTRACT  INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
 YEAR      AT 5%        VALUE         VALUE       BENEFIT      VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
 ----      -----        -----         -----       -------      -----       -----     -------      -----       -----     -------

   1      31,500        29,839        26,914       84,933      31,630     28,705      84,933      33,421     30,496     84,933
   2      33,075        29,622        26,772       84,933      33,285     30,435      84,933      37,164     34,314     84,933
   3      34,729        29,406        26,631       84,933      35,029     32,254      84,933      41,329     38,554     84,933
   4      36,465        29,191        26,941       84,933      36,866     34,616      84,933      45,964     43,714     84,933
   5      38,288        28,978        26,803       84,933      38,801     36,626      84,933      51,123     48,948     84,933
   6      40,203        28,766        27,266       84,933      40,839     39,339      84,933      56,898     55,398     84,933
   7      42,213        28,556        27,131       84,933      42,986     41,561      84,933      63,326     61,901     84,933
   8      44,324        28,346        28,346       84,933      45,247     45,247      84,933      70,479     70,479     84,933
   9      46,540        28,139        28,139       84,933      47,629     47,629      84,933      78,444     78,444     84,933
  10      48,867        27,932        27,932       84,933      50,138     50,138      84,933      87,335     87,335     91,702
  11      51,310        27,727        27,727       84,933      52,813     52,813      84,933      97,248     97,248    102,111
  12      53,876        27,523        27,523       84,933      55,630     55,630      84,933     108,262    108,262    113,675
  13      56,569        27,320        27,320       84,933      58,597     58,597      84,933     120,492    120,492    126,516
  14      59,398        27,119        27,119       84,933      61,723     61,723      84,933     134,103    134,103    140,808
  15      62,368        26,918        26,918       84,933      65,015     65,015      84,933     149,252    149,252    156,715
  16      65,486        26,719        26,719       84,933      68,483     68,483      84,933     166,112    166,112    174,418
  17      68,761        26,522        26,522       84,933      72,136     72,136      84,933     184,877    184,877    194,121
  18      72,199        26,325        26,325       84,933      75,984     75,984      84,933     205,761    205,761    216,049
  19      75,809        26,130        26,130       84,933      80,037     80,037      84,933     229,005    229,005    240,455
  20      79,599        25,936        25,936       84,933      84,307     84,307      88,522     254,874    254,874    267,618


                                         13



  21      83,579        25,744        25,744       84,933      88,804     88,804      93,244     283,666    283,666    297,849
  22      87,758        25,552        25,552       84,933      93,540     93,540      98,217     315,710    315,710    331,496
  23      92,146        25,362        25,362       84,933      98,530     98,530     103,456     351,374    351,374    368,943
  24      96,753        25,173        25,173       84,933     103,786    103,786     108,975     391,067    391,067    410,620
  25     101,591        24,985        24,985       84,933     109,322    109,322     114,788     435,244    435,244    457,006
  30     129,658        24,062        24,062       84,933     141,759    141,759     143,177     743,256    743,256    750,689
  35     165,480        23,169        23,169       84,933     183,822    183,822     183,822   1,269,243  1,269,243  1,269,243

ASSUMPTIONS:

   (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

   (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

   (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

   (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

   (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

60334.1
                                      14